Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree as follows:

(i)	Each of them is individually eligible to use the Schedule 13G, as amended, to which this Exhibit is attached, and such Schedule 13G, as amended, is filed on behalf of each of them; and

(ii)

Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

OHCP II RSC, LLC

	By:	Oak Hill Capital Partners II, L.P.
its Sole Member

	By:	OHCP GenPar II, L.P.
its General Partner

	By:	OHCP MGP II, LLC
its General Partner
Date: February 16, 2010	By:	/s/ John R. Monsky
Name: John R. Monsky Title: Vice President

OAK HILL CAPITAL PARTNERS II, L.P.

	By:	OHCP GenPar II, L.P.
its General Partner

	By:	OHCP MGP II, LLC
its General Partner
Date: February 16, 2010	By:	/s/ John R. Monsky
Name: John R. Monsky Title: Vice President

OHCP GENPAR II, L.P.

	By:	OHCP MGP II, LLC
its General Partner
Date: February 16, 2010	By:	/s/ John R. Monsky
Name: John R. Monsky Title: Vice President

OHCP MGP II, LLC
Date: February 16, 2010	By:	/s/ John R. Monsky
Name: John R. Monsky Title: Vice President

OHCMP II RSC, LLC

	By:	Oak Hill Capital Management Partners II, L.P.
its Managing Member

	By:	OHCP GenPar II, L.P.
its General Partner

	By:	OHCP MGP II, LLC
its General Partner
Date: February 16, 2010	By:	/s/ John R. Monsky
Name: John R. Monsky Title: Vice President

OAK HILL CAPITAL MANAGEMENT
PARTNERS II, L.P.

	By:	OHCP GenPar II, L.P.
its General Partner

	By:	OHCP MGP II, LLC
its General Partner
Date: February 16, 2010	By:	/s/ John R. Monsky
Name: John R. Monsky Title: Vice President

OHCP II RSC COI, LLC

	By:	OHCP GenPar II, L.P.
its Managing Member

	By:	OHCP MGP II, LLC
its General Partner
Date: February 16, 2010	By:	/s/ John R. Monsky
Name: John R. Monsky Title: Vice President